UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __________)

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials.
☐	Soliciting Material Pursuant to Rule 14a-12

International Fuel Technology, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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international
FUEL TECHNOLOGY®

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on December 8, 2009

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report are available at www.allianceproxy.com/internationalfuel/2009. To vote your proxy while visiting this site you will need the 12 digit control number in the box below.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before December 1, 2009 to facilitate timely delivery.

A copy of the proxy statement, annual report and form of proxy, as well as the proxy statement, annual report and form of proxy relating to future stockholder meetings, may be requested by one of the following methods:

INTERNET	TELEPHONE
www.allianceproxy.com/internationalfuel/2009	1.866.977.6245

E-MAIL escully@allianceadvisorsllc.com

Please include "International Fuel Technology" in the subject field and include your registered holder name, address and control number in the e-mail message.

You must use the 12 digit control number shown below.

View Material Online at www.allianceproxy.com/internationalfuel/2009
A convenient way to view proxy materials and VOTE!

For directions to the Annual Meeting, please contact Tom Powell by calling (314) 863-3000 or by emailing tpowell@internationalfuel.com.

To access your proxy materials online, vote online or request a paper or e-mail copy of your proxy materials, please see the instructions above.

If you wish to vote your shares in person at the Annual Meeting, you will need to request a ballot at the meeting.

To view your proxy materials online, go to www.allianceproxy.com/internationalfuel/2009. Have the 12 digit control number available when you access the website and follow the instructions.

ABOVE NAME HERE
VOTER CONTROL NUMBER

international
FUEL TECHNOLOGY®

Notice of Annual Meeting

Date: Tuesday, December 8, 2009
Time: 9:00 AM (local time)
Place: Sheraton Clayton Plaza Hotel, 7730 Bonhomme Ave., St. Louis, MO 63105

The purpose of the Annual Meeting is to take action on two proposals:

Proposal One — To elect five nominees (Jonathan R. Burst, Rex Carr, Fer Eren, M.D., Gary Kirk, and David B. Norris) to serve on the Company's Board of Directors.

Proposal Two — Ratification of the selection of BDO Seidman, LLP as the independent registered public accounting firm for the Company in 2009.

The Board of Directors recommends that you vote IN FAVOR of both proposals.